U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 17, 2002



                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




         Nevada                       33-58972                   22-2800078
-----------------------         ---------------------        -------------------
State of Incorporation)         (Commission File No.)        (IRS Employer
                                                             Identification No.)



18505 Highway 377 South, Fort Worth, TX                            76126
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number,(   817   )      512       -        3033
                               ----------  -------------    ---------------




                     (Registrant's former name and address)

                         WASTE CONVERSION SYSTEMS, INC.

Item 5.  Other Events and Regulation FD Disclosure.

On June 10, 2002, we filed an amendment to our Articles of Incorporation changing our corporate name from Waste Conversion Systems, Inc. to Urban Television Network Corporation.

Our stock has been quoted on the National Quotation Bureau "Pink Sheets" under the symbol WSCY. The NASD has been notified of the name change and has assigned us a new stock trading symbol UNTV. Our common stock will be quoted under the new symbol effective June 17, 2002.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of business acquired. N/A

     (b)  Pro Forma financial information. N/A

     (c)  Index to Exhibits.

     Exhibit Number                          Description

         3.0 Certificate of Amendment to Articles of Incorporation of Waste Conversion Systems, Inc. changing corporate name to Urban Television Network Corporation filed June 10, 2002 Nevada Secretary of State.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Urban Television Network Corporation
Dated: June 17, 2002


                                            By: Randy Moseley
                                            ------------------------------------
                                            Title: President